UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 20, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 3.02.	Unregistered Sales of Equity Securities.

Between November 6, 2019 and November 26, 2019, BioRestorative Therapies, Inc. (the “Company”) issued an aggregate of 3,076,504 shares of common stock of the Company in exchange for outstanding indebtedness in the aggregate amount of $80,873, inclusive of accrued and unpaid interest.

Between November 7, 2019 and November 18, 2019, the Company repaid certain outstanding promissory notes in the aggregate amount of $99,195, inclusive of accrued interest.

On November 14, 2019, the Company issued a convertible promissory note in the principal amount of $110,250 for cash proceeds of $100,000. The convertible note bears interest at a rate of 12% per annum payable at maturity with an original maturity date in November 2020. The convertible note and accrued interest are convertible into shares of the Company's common stock at the election of the holder after six months following the issuance at a conversion price generally equal to 58% of the fair value of the Company’s common stock.

On November 20, 2019, the Company issued 142,857 shares of the Company’s common stock and a five-year immediately vested warrant for the purchase of 142,857 shares of the Company’s common stock at an exercise price of $0.10 per share to a certain investor for gross proceeds of $10,000.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019, and September 30, 2019, and Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: November 26, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer